UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 8, 2017

INNOVIVA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30319	94-3265960
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2000 Sierra Point Parkway

Suite 500
Brisbane, California 94005

(650) 238-9600

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

As previously disclosed, in April 2017, Sarissa Capital Domestic Fund LP and certain of its affiliates (collectively, “Sarissa”) filed a Verified Complaint Pursuant to Section 225 of the Delaware General Corporation Law (the “DGCL”) and for Specific Performance in the Delaware Court of Chancery (the “Court”), captioned Sarissa Capital Domestic Fund LP, et al. v. Innoviva, Inc. (“Innoviva” or the “Company”), C.A. No. 2017-0309-JRS (the “Specific Performance Litigation”). Sarissa alleged that it had entered into a binding oral agreement to settle its proxy contest in exchange for the inclusion of each of George W. Bickerstaff, III and Odysseas Kostas, M.D. on the Board of Directors (the “Board”) of the Company (neither of whom received sufficient votes to be elected to the Board at the Company’s 2017 annual meeting) and Sarissa sought specific performance of the alleged oral agreement. On December 8, 2017, the Court issued a post-trial memorandum opinion, in favor of Sarissa, which held that, the Company and Sarissa had entered into an oral agreement by which the Company would expand the Board by two seats and appoint Mr. Bickerstaff and Dr. Kostas as members of the Board, and Sarissa would dismiss its complaint under Section 220 of the DGCL, captioned Sarissa Capital Domestic Fund LP v. Innoviva, Inc., C.A. No. 2017-0216-JRS. The parties are required to submit a final order and judgement to the Court within ten business days and the Court is expected to issue a final judgement shortly thereafter.

While Innoviva disagrees with the Court’s findings and conclusion, it respects the Court’s decision.  Accordingly, Innoviva will move forward and welcome Mr. Bickerstaff and Dr. Kostas to the Innoviva Board, and will work together with them to continue to deliver value to Innoviva shareholders.

The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVIVA, INC.

Date: December 11, 2017	By:	/s/ Eric d’Esparbes
Eric d’Esparbes
Chief Financial Officer

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